SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549





                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 20, 2001


                          INITIO, INC.
        (Exact name of registrant as specified in charter)


Nevada                     000-09848                22-1906744
(State or other juris-    (Commission              (IRS Employer
diction of Incorporation)  File number)        Identification No.)


2500 Arrowhead Drive, Carson City,Nevada                  89706
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number,
   including area code                          (775) 883-2711



   (Former Name or Former Address, if Changed Since Last Report)

Item 4.   Changes in Registrant's Certifying Accountant

          On July20, 2001, Initio, Inc. (the "Company") engaged

Rogoff & Company, P.C. to be the Company's new independent

accountant and to audit of the Company's financial statements for the fiscal year ended April 30, 2001.








          SIGNATURES

          Pursuant to the requirements of the Securities Exchange

Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INITIO, INC.


July 27, 2001                      By             /s/ Martin Fox
                                          Martin Fox, President